SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 24, 2003
                                                --------------------------------


                      Gateway International Holdings, Inc.
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          Nevada                    000-26017                 95-3819300
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(State or other jurisdiction      (Commission               (IRS Employer
        of incorporation           File Number)              Identification No.)


    3840 East Eagle Drive, Anaheim, California                   92807
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (714) 630-6253
                                                  ------------------------------



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On July 24, 2003, the Registrant consummated the acquisition of all of the issued outstanding common stock of Eran Engineering, Inc. ("Eran") from Hans
B. Thallmayer and Alice Thallmayer, its two shareholders, for a total purchase price of $1,250,000.00. The purchase price was paid as follows: $650,000 in cash and a promissory note in the principal amount of $600,000, bearing simple interest at the rate of six percent per annum. The principal amount of the promissory note is payable in three annual installments of $200,000. Concurrently with the Registrant's closing of the acquisition of Eran, Eran purchased from R & H Investments, a partnership owned by the two selling shareholders of Eran, the building in which Eran operates its business. The purchase price for the building was $1,250,000, and was paid as follows:
$650,000 in cash and a promissory note in the principal amount of $600,000, bearing simple interest at the rate of six percent per annum.

         Following the transactions, Eran will continue as a wholly-owned subsidiary of the Registrant. Eran is engaged in the business of manufacturing precision parts. The Registrant has no prior affiliation with the sellers. The cash portion of the purchase price paid by the Registrant for Eran and the building was finance pursuant to a term loan from Financial Federal Credit
("FFC"), in the principal amount of $1,300,000.00. The loan from FFC is primarily secured by a deed of trust on the building acquired by Eran.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Financial statements of businesses acquired.

         At the time of filing this Current Report on Form 8-K, it is impracticable to provide the financial statements of Eran Engineering, Inc. required by Item 7(a), which financial statements have not been audited by independent certified public accountants prior to the acquisitions. The financial statements required by this Item 7(a) will be filed as soon as they become available, but no later that 60 days following the date of filing hereof.

(b)      Pro forma financial information.

         The pro forma financial information required to be filed by this Item 7(b) is not currently available, but the Registrant expects to file such financial information not later than 60 days following the date of which this Form 8-K is filed.

(c)      Exhibits.

Exhibit No.              Exhibit Description
-----------              -------------------
2.1*                     Purchase of common  stock dated  June 30, 2003  by  and
                         between Gateway  International  Holdings, Inc. and Eran
                         Engineering, Inc.

2.2* Purchase of real property dated June 30, 2003 by and between Eran Engineering, Inc. and R & H Investments.
-----------------------

*Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GATEWAY INTERNATIONAL HOLDINGS, INC.


Date:  August 8, 2003                    By:    /s/Joseph TW Gledhill
                                               ---------------------------------
                                                   Joseph TW Gledhill
                                                   Chief Operations Officer

                                  EXHBIT INDEX

Exhibit No.              Exhibit Description
-----------              -------------------
2.1*                     Purchase of common  stock  dated  June 30, 2003 by  and
                         between  Gateway International  Holdings, Inc. and Eran
                         Engineering, Inc.

2.2* Purchase of real property dated June 30, 2003 by and between Eran Engineering, Inc. and R & H Investments.
-----------------------

*Filed herewith.